UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2004

                                Legg Mason, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


          Maryland                   1-8529                      52-1200960
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


       100 Light Street, Baltimore, Maryland                        21202
      (Address of principal executive offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code (410) 539-0000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits

         The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-100156) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         1.4 Purchase Agreement between Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated, Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated December 15, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEGG MASON, INC.

Date: December 20, 2004                 By:  /s/Robert F. Price
                                        -------------------------------------
                                        Name:   Robert F. Price
                                        Title:  Senior Vice President, Secretary
                                        and General Counsel


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


Exhibit Index



Exhibit No.                               Description
-------------    ---------------------------------------------------------------

1.4 Purchase Agreement between Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated, Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated December 15, 2004.


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